UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature] — 9/21/16
Signature of Authorized Individual* — Date

Rebecca Flick — EVP/CFO/Treasurer/Corp Secy
Printed Name of Authorized Individual — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor
(in $000s)

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	14,371	14,371	3,900
RECEIPTS			
CASH SALES	420	420	38,407
ACCOUNTS RECEIVABLE	(8)	(8)	168,090
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	10,299	10,299	10,299
OTHER (ATTACH LIST)	0	0	68,867
TRANSFERS (FROM DIP ACCTS)	0	0	(0)
		0	0
TOTAL RECEIPTS	10,711	10,711	285,664
DISBURSEMENTS			
NET PAYROLL	657	657	16,827
PAYROLL TAXES	396	396	5,734
SALES, USE, & OTHER TAXES	715	715	16,077
INVENTORY PURCHASES	64	64	16,327
SECURED/ RENTAL/ LEASES	79	79	8,275
INSURANCE	154	154	3,735
ADMINISTRATIVE	1,125	1,125	8,294
SELLING	0	0	923
OTHER (ATTACH LIST)	18	18	108,702
NET LOAN PAYDOWN	0	0	74,008
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	(0)
PROFESSIONAL FEES [2]	907	907	9,584
U.S. TRUSTEE QUARTERLY FEES	0	0	110
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	4,115	4,115	268,597
NET CASH FLOW	6,597	6,597	17,067
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	20,967	20,967	20,967

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$4,115
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	$0
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	$0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$4,115

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

OTHER DISBURSEMENTS	AMOUNT
COMMON CARRIER	2
PROF FEES (ORINARY COURSE)	17
Total Other Disbursements	18

OTHER CASH RECEIPTS	
	0
Total Other Cash Receipts	0

(In $000s)

	16-10296 Hancock Fabrics, Inc.	16-10297 Hancock Fabrics, LLC	16-10299 hancockfabrics.com, Inc.	16-10301 HF Merchandising, Inc.	16-10302 HF Resources, Inc.	16-10300 HF Enterprises, Inc.	16-10298 Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 12,976	$ 777	$ 300	$ 318	$ -	$ -	$ -	$ 14,371
Total Reciepts	$ 9,672	$ 579	$ 223	$ 237	$ -	$ -	$ -	$ 10,711
Disbursements	$ 3,716	$ 223	$ 86	$ 91	$ -	$ -	$ -	$ 4,115
Sales Paid to Liquidator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Disb made on behalf of Liquidator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Estate Disb Made By Outside Sources	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Cash Flow	$ 5,956	$ 357	$ 138	$ 146	$ -	$ -	$ -	$ 6,597
Cash End of Month	$ 18,932	$ 1,134	$ 437	$ 464	$ -	$ -	$ -	$ 20,967

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

Major	Minor	Location	Account Name	Category	P7 2016	
401	11	999	Petty Cash Stores	Petty Cash	39,736.96	
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	5,052.50	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	199,977.51	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	51	999	Wells Fargo - Operating	Corporate Bank Accounts	16,663,455.03	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	517,418.97	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	49,262.39	
402	91	999	Wells Fargo - Consignment Escrow	Corporate Bank Accounts	2,466,972.69	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	(9,505.70)	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	77,853.51	
402	141	999	BancorpSouth - IT/Supplies	Corporate Bank Accounts	15,000.00	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	8,110.15	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	10,716.48	20,625,573.53
404	11	1025	Store Bank Accounts	Store Bank Accounts	379.64	
404	11	1031	Store Bank Accounts	Store Bank Accounts	6,822.04	
404	11	1055	Store Bank Accounts	Store Bank Accounts	3,092.54	
404	11	1060	Store Bank Accounts	Store Bank Accounts	13,361.48	
404	11	1090	Store Bank Accounts	Store Bank Accounts	15,990.04	
404	11	1127	Store Bank Accounts	Store Bank Accounts	5,065.21	
404	11	1146	Store Bank Accounts	Store Bank Accounts	-	
404	11	1249	Store Bank Accounts	Store Bank Accounts	-	
404	11	1285	Store Bank Accounts	Store Bank Accounts	317.67	
404	11	1294	Store Bank Accounts	Store Bank Accounts	13,856.55	
404	11	1543	Store Bank Accounts	Store Bank Accounts	11,365.33	
404	11	1621	Store Bank Accounts	Store Bank Accounts	6,853.34	
404	11	1668	Store Bank Accounts	Store Bank Accounts	5,070.50	
404	11	1674	Store Bank Accounts	Store Bank Accounts	21,728.86	
404	11	1675	Store Bank Accounts	Store Bank Accounts	1,274.04	
404	11	1685	Store Bank Accounts	Store Bank Accounts	4,480.75	
404	11	1696	Store Bank Accounts	Store Bank Accounts	162,005.72	
404	11	1702	Store Bank Accounts	Store Bank Accounts	15,783.09	
404	11	1769	Store Bank Accounts	Store Bank Accounts	7,599.99	
404	11	6049	Store Bank Accounts	Store Bank Accounts	2,420.69	
404	11	6193	Store Bank Accounts	Store Bank Accounts	4,643.69	302,111.17
CASH - END OF MONTH (MOR-1)					20,967,421.66	
405	11		Store Credit Cards	Store Credit Card Accounts	1,032.36	
UNRESTRICTED CASH AND EQUIVALENTS (MOR-3)					**20,968,454.02**	

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	BancorpSouth - Concentration	BancorpSouth - Elavon/GECC	BancorpSouth - Operating Acct.	BancorpSouth - Admin Payroll
Balance per books	**5,052.50**	**199,977.51**	**517,418.97**	**-9,505.70**
Bank Balance	**504.28**	**199,977.51**	**260,739.77**	**71,895.77**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P	0.00	0.00	0.00	0.00
Unposted GL Entries	3,805.18	0.00	-8,250.47	23,659.13
Adjusted Bank Balance	**4,309.46**	**199,977.51**	**252,489.30**	**95,554.90**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	BancorpSouth - Hourly Payroll	BancorpSouth - IT/Supplies	Wells Fargo Bank-HF Resources	Wells Fargo Bank-HF Enterprises
Balance per books	**77,853.51**	**15,000.00**	**8,110.15**	**10,716.48**
Bank Balance	**70,438.02**	**15,000.00**	**8,110.15**	**10,716.48**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P	0.00	0.00		
Unposted GL Entries	29,628.57	-1,949.33	0.00	0.00
Adjusted Bank Balance	**100,066.59**	**13,050.67**	**8,110.15**	**10,716.48**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	DIP-TX Ad Valorem	Wells Fargo Bank-DIP-Utility Deposits	Wells Fargo Bank-DIP-Operating	Wells Fargo Bank-DIP-Consignment
Balance per books	**250,000.00**	**371,260.00**	**16,663,455.03**	**2,466,972.69**
Bank Balance	**250,000.00**	**371,260.00**	**11,580,970.97**	**2,466,590.25**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P				
Unposted GL Entries	0.00	0.00		0.00
Adjusted Bank Balance	**250,000.00**	**371,260.00**	**11,580,970.97**	**2,466,590.25**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

		BancorpSouth-Accounts Payable
Balance per books		**49,262.39**
Bank Balance		**147,151.06**
Deposits in Transit		0.00
In-Transit Sweeps		0.00
Outstanding Checks		-96,858.90
Deposits in Op Account		0.00
Reclass of Oustanding Checks to A/P		96,858.90
Unposted GL Entries		0.00
Adjusted Bank Balance		**147,151.06**
Deposits in Transit	**Date**	**Amount**
		0.00
Outstanding Checks	**Check No.**	**Amount**
	3008	28.00
	3038	46.13
	4829	16.00
	6347	11.98
	8545	3.40
	9185	195.92
	9848	197.40
	11075	1,172.47
	11118	15.00
	12978	80.00
	18468	726.00
	22155	8.25
	22317	212.00
	22837	3.00
	24372	31.50
	26521	85.00
	29008	6.00
	30307	50.00
	35103	9.00
	36733	159.97
	39132	15.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BancorpSouth-Accounts Payable	
46840	15.00
48156	69.00
54362	60.98
56940	50.00
57123	4,902.00
59232	50.77
61544	16.50
63539	43.84
63777	48.00
63857	369.90
63876	58.00
64668	87.44
65026	450.00
65145	59.20
65916	180.00
66024	300.00
66890	66.71
66943	104.00
67397	138.96
70353	5.45
72251	14.25
72994	63.53
76493	46.25
77100	106.99
80535	10.00
80542	5.00
80667	510.51
80891	515.76
82711	231.86
83463	3.03
85263	66.73
85315	155.86
85635	155.40
85739	129.89
87409	592.35
88527	192.99
90084	1,145.00
92953	52.35
93958	260.02
95159	11.22
95163	372.50

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BancorpSouth-Accounts Payable	
97652	139.07
122127	216.00
122141	106.62
122161	111.18
122170	8.01
122187	96.40
122188	17.49
122208	23.60
122233	72.00
122246	35.54
122287	24.00
122298	35.54
122325	45.66
122337	15.77
122345	72.00
122359	35.54
122833	22.50
122881	72.00
122892	35.54
123114	24.00
123139	35.54
123192	8.70
123197	16,336.06
123274	10.08
123536	1,558.24
123560	305.90
123616	660.00
123904	20.00
124071	6,000.00
124255	2,500.00
124371	109.50
124575	37.50
124601	89.90
124681	7,839.16
125026	12.00
125138	62.21
125433	454.61
125797	20.00
126544	2,140.78
126595	1,917.54
127161	23.58

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BancorpSouth-Accounts Payable	
127240	114.12
127241	3,020.10
127285	27.54
127335	8.97
127343	738.49
127405	29.96
127457	476.99
127471	213.09
127503	5.42
127535	174.29
127536	10,489.92
127538	153.29
127539	171.11
127545	48.96
127546	62.14
127547	33.12
127548	49.42
127549	8,048.07
127551	353.23
127552	1,955.17
127553	328.27
127555	50.00
127557	2,551.48
127558	1,960.48
127559	2,665.86
127560	99.98
127562	80.00
127563	263.87
127564	2,340.39
127565	943.75
127566	35.00
127567	178.49
127568	232.72
127569	204.55
127570	91.34
127572	195.26
127573	205.67
127574	34.62
127575	705.00
127576	323.67
127577	231.02

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BancorpSouth-Accounts Payable	
127578	146.72
127579	524.02
127580	154.32
	96,858.90

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	1025	1031	1055	1060
	Simmons First National Bank	Wells Fargo	Regions	JP Morgan Chase
Balance per books	**379.64**	**6,822.04**	**3,092.54**	**13,361.48**
Bank Balance	**387.64**	**0.00**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	0.00	6,822.04	132.05	13,361.48
Adjusted Bank Balance	**387.64**	**6,822.04**	**132.05**	**13,361.48**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	1090	1127	1146	1249
	BancFirst	First Bank	Wells Fargo (Wachovia)	Wells Fargo LLC
Balance per books	15,990.04	5,060.71	0.00	0.00
Bank Balance	15,990.04	5,065.21	0.00	0.00
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	-313.78	-4.50	-22,879.30	-1,578.41
Adjusted Bank Balance	15,676.26	5,060.71	-22,879.30	-1,578.41
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	1285	1294	1543
	SunTrust Bank	Bank of Oklahoma	Commerce Bank
Balance per books	**317.67**	**13,856.55**	**11,365.33**
Bank Balance	**317.67**	**13,856.55**	**11,365.33**
Deposits in Transit	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00
Unposted GL Entries	0.00	0.00	0.00
Adjusted Bank Balance	**317.67**	**13,856.55**	**11,365.33**
Deposits in Transit			
	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	1621	1668	1674	1675
	First National Bank	American National Bank	BancFirst	BMO Harris Bank
Balance per books	6,853.34	5,070.50	21,728.86	1,274.04
Bank Balance	6,853.34	5,062.70	21,728.86	1,274.04
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries		0.11	0.00	0.00
Adjusted Bank Balance	6,853.34	5,062.81	21,728.86	1,274.04
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	1689	1696	1702	1769
	First Merit Bank	PNC Bank	US Bank	Commercial National Bank
Balance per books	4,480.75	162,005.72	15,783.09	7,599.99
Bank Balance	4,480.75	162,005.72	15,783.09	7,599.99
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	0.00	0.00	0.00	0.00
Adjusted Bank Balance	4,480.75	162,005.72	15,783.09	7,599.99
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

	6049	6193
	Genoa Bank	Associated Bank N.A.
Balance per books	**2,420.69**	**4,643.69**
Bank Balance	**2,420.69**	**4,643.69**
Deposits in Transit	0.00	0.00
In-Transit Sweeps	0.00	0.00
Outstanding Checks	0.00	0.00
Deposits in Op Account	0.00	0.00
Unposted GL Entries	0.00	0.00
Adjusted Bank Balance	**2,420.69**	**4,643.69**
Deposits in Transit		
	0.00	0.00

In re **HANCOCK FABRICS, INC., et al.**
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	02/12/16			700	0
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	02/22/16			295	0
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	02/26/16			295	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			107	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			729	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			100	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			7	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/03/16			800	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			95	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			19	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/06/16			10	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/08/16			172	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/13/16			11	86
Case Professionals			HANCOCK FABRICS, INC., et al.		04/15/16			172	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/20/16			29	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/22/16			164	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			100	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			31	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/29/16			163	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/27/16			94	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/06/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/13/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/19/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/23/16			273	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/18/16			69	163
Case Professionals			HANCOCK FABRICS, INC., et al.		06/24/16			287	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/17/16			208	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/13/16			81	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/10/16			239	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16			196	2
Case Professionals			HANCOCK FABRICS, INC., et al.		06/14/16			100	1
Case Professionals			HANCOCK FABRICS, INC., et al.		06/27/16			85	123
Case Professionals			HANCOCK FABRICS, INC., et al.		06/23/16			3	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16			30	2
Case Professionals			HANCOCK FABRICS, INC., et al.		07/05/16			300	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/08/16			145	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/15/16			146	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/22/16			146	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/29/16			274	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/05/16	48	17	48	17
Case Professionals			HANCOCK FABRICS, INC., et al.		08/09/16	234	0	234	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/11/16	33	0	33	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/18/16	303	0	303	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/12/16	272	0	272	0
			Totals			890	17	8,910	674

Note: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

STATEMENT OF OPERATIONS
(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	38	191,362
Less: Returns and Allowances	0	117
Net Revenue	**$38**	**$191,479**
COST OF GOODS SOLD		
Beginning Inventory	0	95,238
Add: Purchases	1,358	23,825
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(0)	(0)
Cost of Goods Sold	1,358	119,063
Gross Profit	(1,320)	72,416
OPERATING EXPENSES		
Advertising	(0)	1,294
Auto and Truck Expense	(0)	28
Bad Debts	(0)	4
Contributions	(0)	(0)
Employee Benefits Programs	108	1,513
Insider Compensation*	92	1,277
Insurance	81	1,381
Management Fees/Bonuses	29	184
Office Expense	49	494
Pension & Profit-Sharing Plans	(46)	942
Repairs and Maintenance	133	1,195
Rent and Lease Expense	(910)	5,546
Salaries/Commissions/Fees	852	18,234
Supplies	1	682
Taxes - Payroll	58	1,729
Taxes - Real Estate	(0)	1,760
Taxes - Other	28	346
Travel and Entertainment	10	286
Utilities	229	3,490
Other (attach schedule)	77	4,441
Total Operating Expenses Before Depreciation	**792**	**44,826**
Depreciation/Depletion/Amortization	107	1,873
Net Profit (Loss) Before Other Income & Expenses	**(2,220)**	**25,717**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(1,744)	(75,954)
Interest Expense	28	6,146
Other Expense (attach schedule)	(1)	100,147
Net Profit (Loss) Before Reorganization Items	**(502)**	**(4,622)**
REORGANIZATION ITEMS		
Professional Fees [(1)]	907	9,726
U. S. Trustee Quarterly Fees	(0)	213
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(2)
Gain (Loss) from Sale of Equipment	8,110	18,561
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**9,017**	**28,498**
Income Taxes	0	0
Net Profit (Loss)	**($9,519)**	**($33,120)**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$7	$2,795
Outside D/C Labor	$4	$284
reclass ordinary pro fees to other	$25	$815
Over/Short	$24	$92
Miscellaneous Operating Expens	$0	$105
Outside Services	$16	$314
Recruiting Fees and Expenses	$0	$42
Outside Service - Inventory	$0	$104
GIFT CARD FEES	$0	$17
Theft	$0	$25
Outside Services - Remodel	$0	$10
Expense Accrual Reversal	$0	($163)
Employee Relations and Trainin	$0	$1
Total Other Operational Expenses	$77	$4,441
Other Income		
Commission Income	$0	($197)
Gift Card Breakage	$0	($23)
Non - Operating Income	($1,744)	($75,734)
	$0	$0
Total Other Income	($1,744)	($75,954)
Other Expenses		
Non - Operating Expense	$0	$100,719
Reclass $800K Hillco Breakup Fee	$0	($800)
Gain or Loss on FA Disposition	$0	$0
Directors Fees	$0	$53
Check Authorization Fees	$0	$1
Transfer Agent Expense	$0	$10
Investor Relations	($1)	$0
Commission Expense	$0	$163
Stockholder Service	$0	$2
Total Other Expenses	($1)	$100,147
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	20,968	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	(0)	898
Notes Receivable	0	0
Inventories	0	95,238
Prepaid Expenses	2,796	2,235
Professional Retainers [1]	1,083	1,231
Other Current Assets (attach schedule)	3,170	1,523
TOTAL CURRENT ASSETS	$28,017	$105,031
PROPERTY AND EQUIPMENT		
Real Property and Improvements	0	26,959
Machinery and Equipment	0	405
Furniture, Fixtures and Office Equipment	0	54,986
Leasehold Improvements	0	8,145
Vehicles	0	642
Less Accumulated Depreciation	0	(60,393)
TOTAL PROPERTY & EQUIPMENT	$0	$30,744
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	1,306	5,671
TOTAL OTHER ASSETS	$1,306	$5,671
TOTAL ASSETS	$29,323	$141,446

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	4,226	0
Taxes Payable (refer to FORM MOR-4)	643	0
Wages Payable	144	0
Accrued Expenses (attach schedule)	852	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,845	0
Secured Debt - WF/GA/DBT	(258)	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	8,452	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	(0)	55,125
Secured Debt - 2nd Lien (Term)	5,000	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	1,829	6,875
Other Prepetition Liabilities (attach schedule)	48,732	63,397
Unsecured Debt	24,927	25,836
TOTAL PRE-PETITION LIABILITIES	$88,693	$176,937
TOTAL LIABILITIES	$97,145	$176,937
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(128,550)	(129,339)
Retained Earnings - Postpetition	(33,120)	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	($67,822)	($35,491)
TOTAL LIABILITIES AND OWNERS' EQUITY	$29,323	$141,446

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	(1)	2
	A/R - Affinion Group	538	539
	A/R - Miscellaneous	102	202
	A/R Volume Discounts	0	14
	Due from Pension Fund	122	4
	Employee Signing Bonus A/R	(0)	26
	Insurance Claims Receivable	619	735
	SBLC Reserve (Held by Wells Fargo)	1,790	0
Total Current Other Assets		3,170	1,523
Other Assets			
	Utility Deposits	349	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	(1)	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	0	2,880
	Deferred Charges	443	2,077
	Chapter 11 Bankruptcy Deposits	30	0
	Other	0	0
Total Other Assets		1,306	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,660	41,600
	Post Retirement Benefits	3,037	3,062
	Workers Comp Reserves	1	2,655
	Accrued Rent Liability - ST	793	1,630
	Accrued Real Estate Taxes - LL	1,652	1,974
	Accrued Franchise Taxes	6	57
	Capital Lease Obligation	0	2,209
	Stepped Rent	0	1,975
	Unapplied Rent Credit	(844)	1,618
	Mdse Liability Reserves / Adjustments	713	4,824
	L/T Deferred Comp	992	1,070
	Accrued G/L Liability - ST	723	723
Total Other Prepetition Liabilities		48,732	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	Due to Liquidator	0	0
	Holding-A/P Warehouse	(969)	0
	AP Utilities	64	0
	Medical Ins	184	0
	Accrued Tax Balance	(0)	0
	Accrued Int NP	786	0
	Accounts Payable Other	314	0
	US Trustee Quarterly Fees	105	0
	Other	368	0
Total Accrued Expenses - Detail		852	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0

Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding	95	125	170	8/5, 8/8, 8/12, 8/19, 8/27	EFT	50
FICA-Employee	-6	57	134	8/5, 8/8, 8/12, 8/19, 8/27	EFT	-82
FICA-Employer	-6	57	134	8/5, 8/8, 8/12, 8/19, 8/27	EFT	-82
Unemployment	0	0	0			0
Income	0	0	0			0
Other:	0	0	0			0
Total Federal Taxes	**83**	**240**	**437**			**-115**
State and Local						
Withholding	-15	33	57	8/5, 8/8, 8/12, 8/19, 8/27	EFT	-39
Sales	292	-26	579	8/20, 8/21	EFT	-313
Excise	0	0	0			0
Unemployment	0	0	0			0
Real Property	998	0	0		EFT	998
Personal Property	116	0	4		EFT	112
Other:			0			
Total State and Local	**1,390**	**7**	**640**			**758**
Total Taxes	**1,473**	**247**	**1,077**			**643**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Current	Number of Days Past Due 0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	4,226				4,226
Wages Payable		144				144
Taxes Payable		643				643
Rent/Leases-Building		2,845				2,845
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts		**7,859**	**0**	**0**	**0**	**7,859**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/31/16 - 08/27/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	(9)
- Amounts collected during the period	8
Total Accounts Receivable at the end of the reporting period	**(0)**
Accounts Receivable Aging	**Amount**
0 - 30 days old	(0)
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**(0)**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**(0)**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. (Note 1)	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

Note 1: De Minimis Asset Sales as described in the following schedule.

Bank Accounts opened in August

Hancock Fabrics, Inc. – BancorpSouth - IT/Supplies

De Minimis Assests Sold	Purchaser	Purchase Price	Significant terms of the sale agreement	Connections between the debtor and the purchaser	Payment	Deposit Date
Furniture	Mike Smith	215.00	Living room set ($140), & Table w chairs ($75)	Employee	$ 215	8/10/2016
Drapery units (4)	Premiere Prints	2,500.00	Cash	Vendor	$ 2,500	8/10/2016
Various items	Steve McAnally	16,060.00	Castle pocket hole machine ($1,000), Delta Vertical Banksaw ($720), Delta Tablesaw (unisaw) ($180), Ritter line boring machine ($1,800), Brandt Edgebander ($6,600), International Dump Truck ($2,760), Handy Herman Lift ($500), & Misc Items ($2,500)	Employee	$ 16,060	8/12/2016
Pattern Cabinets (16)	Jason Hall	560.00		Employee	$ 560	8/16/2016
Model Store assets (2)	Steve McAnally	2,000.00		Employee	$ 2,000	8/12/2016
Handheld and Chargers	TechnologyRecovery Group	16,000.00	800 Handheld scanner guns, 220 - 4 port cradle chargers, 220 - 4 port battery chargers	None	$ 16,000	8/29/2016
Various Items	Datamax System solutions	118,250.00	813-MX915 Terminals (new in box)including all cables, power supply. 140-Telxon PTC710, 131-IBM 20P0270 cash drawers, 133-IBM04610-TG4 printers,etc.	None	$ 118,250	8/31/2016
Totals		$ 155,585			$ 155,585	

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762
Memo:								
Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-